UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06515
Morgan Stanley Flexible Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York
(Address of principal executive offices)	10036 (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: October 31, 2008
Date of reporting period: October 31, 2008

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Flexible Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended October 31, 2008

Total Return for the 12 Months Ended October 31, 2008

Lehman
Brothers
				Intermediate	Lipper
				U.S.	Multi-Sector
				Government/	Income
Class A	Class B	Class C	Class I+	Credit Index[1]	Funds Index[2]
–23.31%	–23.74%	–23.78%	–23.17%	0.98%	–14.62%

+ Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The financial markets were highly volatile throughout the reporting period as disrupted credit markets, recession fears, the declining housing market, and ongoing losses in the financial sector led to increasing investor anxiety. The third quarter of 2008, however, will most certainly go down as a defining moment in financial history, a period in which the industry’s landscape changed in ways most would have never imagined.

As the quarter began, Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), the two bedrock government-sponsored entities that own or guarantee about half of the nation’s outstanding mortgage debt, were facing financial disintegration as the value of the agencies’ assets had severely eroded. At the same time, economic data was signaling slowing growth while rising food and energy prices were fueling inflation, heightening investor anxiety. In early September, the government rescued Fannie Mae and Freddie Mac and shortly thereafter, Lehman Brothers filed for bankruptcy. Investor confidence plummeted, sparking a downward spiral in the market that accelerated at an alarming pace. In the weeks that followed, several other large financial institutions were either forced into mergers, rescued by the government, or failed altogether.

Credit markets became nearly paralyzed as liquidity dried up. Overnight and short-term credit markets convulsed as banks stopped lending to both companies and each other, causing short-term borrowing costs to soar. As fear gripped the market, credit spreads dramatically widened as investors demanded substantial compensation for assuming risk. In response, government officials took various steps including a $700 billion plan to fortify the precarious financial system.

The increasingly volatile and risk-averse environment spurred a flight to quality that pushed Treasury yields lower and led these securities to outperform all other fixed income sectors. The mortgage market continued to struggle, particularly the non-agency sector as the availability of non-conforming loans that comprise the bulk of the sector has dramatically declined, sharply diminishing liquidity. Spreads in the corporate sector widened over the course of the period, particularly on financials, which was the hardest hit sector as widespread losses and the forced mergers or failures of several institutions led to a significant rise in risk premiums.

Performance Analysis

All share classes of Morgan Stanley Flexible Income Trust underperformed both the Lehman Brothers Intermediate U.S. Government/Credit Index (“the Index”) and the Lipper Multi-Sector Income Funds Index for the 12 months ended October 31, 2008, assuming no deduction of applicable sales charges.

The primary detractor from the Fund’s relative performance was an allocation to non-agency mortgage securities, which are not represented in the Index. Although the portfolio’s holdings in these securities are backed by borrowers with relatively strong credit, all non-agency mortgage securities suffered price declines during the reporting year. Therefore, the Fund’s positioning in the sector was the main reason for its disappointing performance.

The Fund’s yield curve positioning, however, was beneficial to performance. For the first half of 2008, we underweighted longer-dated issues and overweighted intermediate-dated issues, a strategy that helped enhance returns as the spread between intermediate- and long-dated yields widened and the curve steepened. During the third quarter of the year, the Fund’s yield-curve positioning was brought to a neutral stance relative to the Index.

An underweight position in corporate credit for much of the period was also additive to relative performance as credit spreads widened significantly during the period. Although the position was gradually brought to neutral by late in the period, it continued to aid relative performance, especially in September when the turmoil in the financial sector intensified.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION++ as of 10/31/08
Foreign Government & Corporate Bonds	28.0%
U.S. Corporate Bonds	27.4
U.S. Government Agencies & Bonds	26.0
Short-Term Investments	14.0
Collateralized Mortgage Obligations	4.6

LONG-TERM CREDIT ANALYSIS as of 10/31/08
AAA	30.4%
AA	2.3
A	2.5
BBB	23.5
BB	21.4
B	17.0
NR	2.9

++Does not include long/short futures contracts with an underlying face amount of $100,943,820 and net unrealized depreciation of $853,557. Also does not include open swap contracts and open forward foreign currency contracts with net unrealized appreciation of $2,180,967 and $82,888, respectively.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition figures are as a percentage of total investments and long-term credit analysis figures are as a percentage of long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in a portfolio of fixed-income securities. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., will allocate the Fund’s securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities and (4) emerging market securities. The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65 percent of its net assets in any one asset class or market segment. The Investment Adviser has the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others. The Fund may also use derivative instruments as discussed in the Fund’s prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment — Class B
Over 10 years

Average Annual Total Returns — Period Ended October 31, 2008

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 04/09/92)		(since 07/28/97)		(since 07/28/97)
Symbol	DINAX		DINBX		DINCX		DINDX
1 Year	(23.31)%[3]		(23.74)%[3]		(23.78)%[3]		(23.17)%[3]
	(26.57	) [4]	(27.29	) [4]	(24.49	) [4]	—

5 Years	(0.20	) [3]	(0.82	) [3]	(0.82	) [3]	0.02	[3]
	(1.06	) [4]	(1.10	) [4]	(0.82	) [4]	—

10 Years	0.27	[3]	(0.24	) [3]	(0.35	) [3]	0.51	[3]
	(0.16	) [4]	(0.24	) [4]	(0.35	) [4]	—

Since Inception	0.73	[3]	2.37	[3]	0.11	[3]	0.97	[3]
	0.35	[4]	2.37	[4]	0.11	[4]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses.

*	The maximum front-end sales charge for Class A is 4.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I (formerly Class D) has no sales charge.

(1)	The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Multi-Sector Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Sector Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Multi-Sector Income Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

‡	Ending value assuming a complete redemption on October 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/08 – 10/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period@
	Account Value	Account Value	05/01/08 –
	05/01/08	10/31/08	10/31/08
Class A
Actual (−21.78% return)	$1,000.00	$782.20	$4.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.81	$5.38
Class B
Actual (−21.98% return)	$1,000.00	$780.20	$7.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.79	$8.42
Class C
Actual (−22.02% return)	$1,000.00	$779.80	$7.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.84	$8.36
Class I @@
Actual (−21.60% return)	$1,000.00	$784.00	$3.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.06	$4.12

@	Expenses are equal to the Fund’s annualized expense ratios of 1.06%, 1.66%, 1.65% and 0.81% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of the Fund’s management fee and concluded that the fee, compared to the Fund’s expense peer group, was sufficiently low, so that, in effect, economies of scale were built into the management fee structure.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the fall-out benefits were relatively small and that the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008

PRINCIPAL
AMOUNT IN			COUPON	MATURITY
THOUSANDS			RATE	DATE	VALUE
		Government & Corporate Bonds (101.6%)
		Foreign (33.1%)
		Argentina (0.0%)
		Foreign Government Obligation
	$230	Republic of Argentina (k)(e)(o)	8.28%	12/31/33	$13,811

		Bermuda (0.3%)
		Oilfield Services/Equipment (0.1%)
	115	Weatherfold International Ltd.	6.00	03/15/18	87,987

		Paper & Forest Products (0.2%)
	245	Nine Dragons Paper Holdings Ltd. – 144A (a)	7.875	04/29/13	211,682

		Total Bermuda			299,669

		Brazil (6.0%)
		Foreign Government Obligations
BRL	810	Banco ABN AMRO Real (Series EMTN)	16.20	02/22/10	353,312
	$1,000	Banco National de Desenvolvimento Economico e Social – 144A (a)	6.369	06/16/18	795,000
BRL	1,290	Brazil NTN-F	10.00	01/01/14	468,839
	$900	Federative Republic of Brazil	6.00	01/17/17	816,750
	1,080	Federative Republic of Brazil	8.00	01/15/18	1,085,400
	1,190	Federative Republic of Brazil	8.875	10/14/19	1,212,610
	360	Federative Republic of Brazil	10.50	07/14/14	394,200
	1,490	Federative Republic of Brazil (o)	11.00	08/17/40	1,740,320
	230	Federative Republic of Brazil (Series B)	8.875	04/15/24	233,450

		Total Brazil			7,099,881

		Canada (1.5%)
		Integrated Oil (0.0%)
	35	Petro-Canada (o)	6.05	05/15/18	27,247

		Media Conglomerates (0.5%)
	934	CanWest MediaWorks Inc. (o)	8.00	09/15/12	602,694

		Oil & Gas Pipelines (0.8%)
	1,260	Kinder Morgan Finance Co.	5.70	01/05/16	982,800

		Telecommunication Equipment (0.2%)
	310	Nortel Network Ltd. – 144A (a)	10.75	07/15/16	165,075

		Total Canada			1,777,816

		Cayman Islands (0.4%)
		Property – Casualty Insurers
	430	Mantis Reef Ltd. – 144A (a)	4.692	11/14/08	430,000

		Colombia (0.5%)
		Foreign Government Obligations
	190	Republic of Colombia (o)	7.375	01/27/17	160,835

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN				COUPON		MATURITY
THOUSANDS				RATE		DATE	VALUE
	$350		Republic of Colombia	11.75%		02/25/20	$400,750

			Total Colombia				561,585

			Cyprus (0.1%)
			Major Banks
	155		Alfa MTN Invest Ltd. – 144A (a)	9.25		06/24/13	120,900

			Denmark (0.7%)
			Finance/Rental/Leasing (0.0%)
DKK	249		Realkredit Danmark	6.00		10/01/29	42,345
	(m	)	Unikredit Realkredit (Series ANN)	5.00		10/01/29	27

							42,372

			Telecommunications (0.7%)
	$460		Nordic Telephone Co. Holdings – 144A (a)	8.875		05/01/16	388,700
EUR	400		TDC A/S (Series EMTN)	6.50		04/19/12	395,111

							783,811

			Total Denmark				826,183

			Ecuador (0.3%)
			Foreign Government Obligations
	$507		Republic of Ecuador (Series REGS)	9.375		12/15/15	174,915
	490		Republic of Ecuador – 144A (a)	10.00		08/15/30	143,325

			Total Ecuador				318,240

			France (0.3%)
			Media Conglomerates (0.2%)
	340		Vivendi – 144A (a)	6.625		04/04/18	290,223

			Oilfield Services/Equipment (0.1%)
	125		Compagnie Generale de Geophysique-Veritas	7.50		05/15/15	84,375

			Total France				374,598

			Ghana (0.2%)
			Foreign Government Obligation
	359		Republic of Ghana – 144A (a)(o)	8.50		10/04/17	210,015

			Indonesia (1.8%)
			Foreign Government Obligations (1.3%)
	465		Republic of Indonesia (Series REGS)	7.75		01/17/38	278,943
	472		Republic of Indonesia – 144A (a)	6.875		01/17/18	318,600
	1,387		Republic of Indonesia – 144A (a)	7.75		01/17/38	908,485

							1,506,028

			Pulp & Paper (0.5%)
	1,648		Tjiwi Kimia Finance BV (Series REGS)	0.00	(b)	04/28/27	131,812
	10		Tjiwi Kimia Finance BV (Series REGS)	5.433	(b)	04/28/15	7,612

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN			COUPON		MATURITY
THOUSANDS			RATE		DATE	VALUE
	$667	Tjiwi Kimia Finance BV (Series REGS)	5.525	(b)%	04/28/18	$243,463
	335	Tjiwi Kimia Finance BV (Series REGS)	5.433	(b)	04/28/15	246,434

						629,321

		Total Indonesia				2,135,349

		Ireland (0.2%)
		Wireless Telecommunications
	465	VIP Finance Ireland Ltd. – 144A (a)	9.125		04/30/18	240,564

		Ivory Coast (0.1%)
		Foreign Government Obligation
	560	Ivory Coast (Series YR20)	0.00	(d)	03/31/18	193,200

		Luxembourg (2.0%)
		Foreign Government Obligations (0.4%)
	100	RSHB Capital SA (Series REGS)	7.175		05/16/13	64,202
	214	Russian Agricultural Bank – 144A (a)	6.299		05/15/17	127,330
	480	Russian Agricultural Bank – 144A (a)	7.175		05/16/13	324,000

						515,532

		Diversified Manufacturing (0.5%)
	680	Tyco Electronics Group SA	5.95		01/15/14	620,164

		Oil & Gas Production (0.3%)
	702	TNK-BP Finance SA – 144A (a)	7.875		03/13/18	312,390

		Steel (0.3%)
	160	ArcelorMittal – 144A (a)	6.125		06/01/18	110,427
	430	Evraz Group SA – 144A (a)	9.50		04/24/18	182,750

						293,177

		Wireless Telecommunications (0.5%)
	740	Wind Acquisition Finance SA – 144A (a)	10.75		12/01/15	573,500

		Total Luxembourg				2,314,763

		Mexico (4.0%)
		Broadcasting (0.1%)
	200	Grupo Televisa SA	6.00		05/15/18	145,845

		Foreign Government Obligations (1.9%)
MXN	4,220	Mexican Bonos (Series M10)	8.00		12/17/15	314,692
	$900	United Mexican States (o)	5.625		01/15/17	805,500
	400	United Mexican States (o)	6.75		09/27/34	334,000
MXN	8,860	United Mexican States (Series M20)	10.00		12/05/24	761,612

						2,215,804

		Oil & Gas Production (2.0%)
	$410	Pemex Project Funding Master Trust	8.625		12/01/23	448,950
	1,100	Pemex Project Funding Master Trust	9.125		10/13/10	1,102,750

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN			COUPON		MATURITY
THOUSANDS			RATE		DATE	VALUE
	$870	Pemex Project Funding Master Trust – 144A (a)	4.119	(b)%	06/15/10	$819,975

						2,371,675

		Total Mexico				4,733,324

		Netherlands (0.8%)
		Electronic Components (0.1%)
	215	NXP BV/NXP Funding LLC	7.875		10/15/14	107,500

		Gas (0.0%)
	120	Intergas Finance BV (Series REGS)	6.375		05/14/17	52,200

		Major Telecommunications (0.1%)
	120	Deutsche Telekom International Finance BV	8.75	(b)	06/15/30	106,492

		Oil – Exploration & Production (0.6%)
	1,100	KazMunaiGaz Finance Sub BV – 144A (a)	9.125		07/02/18	665,500

		Total Netherlands				931,692

		Peru (1.8%)
		Foreign Government Obligations
	768	Republic of Peru	6.55		03/14/37	533,760
	310	Republic of Peru (o)	8.375		05/03/16	302,250
	762	Republic of Peru	8.75		11/21/33	697,230
	537	Republic of Peru	9.875		02/06/15	563,850

		Total Peru				2,097,090

		Philippines (3.0%)
		Foreign Government Obligations
	1,025	Republic pf Philippines (o)	8.875		03/17/15	1,030,125
	450	Republic of Philippines	9.00		02/15/13	456,750
	1,958	Republic of Philippines (o)	9.50		02/02/30	2,006,950

		Total Philippines				3,493,825

		Russia (3.0%)
		Foreign Government Obligations
	3,405	Russian Federation (Series REGS)	7.50		03/31/30	2,910,865
	600	Russian Federation (Series REGS)	12.75		06/24/28	705,000

		Total Russia				3,615,865

		Switzerland (0.4%)
		Secondary Education
NGN	69,900	UBS AG JERSEY – 144A (a)(q)	0.00		04/09/09	567,158

		Turkey (2.5%)
		Foreign Government Obligations
	$384	Republic of Turkey	6.75		04/03/18	297,600
	1,498	Republic of Turkey	11.00		01/14/13	1,430,590

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$500	Republic of Turkey	11.50%	01/23/12	$502,500
590	Republic of Turkey (o)	11.875	01/15/30	716,850

	Total Turkey			2,947,540

	United Kingdom (0.3%)
	Cable/Satellite Tv (0.2%)
210	Virgin Media Finance PLC	8.75	04/15/14	148,050
115	Virgin Media Finance PLC	9.125	08/15/16	76,475

				224,525

	Major Banks (0.1%)
195	HBOS PLC – 144A (a)	6.75	05/21/18	146,400

	Total United Kingdom			370,925

	Venezuela (2.9%)
	Foreign Government Obligations
199	Republic of Venezuela	5.75	02/26/16	92,535
328	Republic of Venezuela	7.00	03/31/38	136,120
310	Republic of Venezuela	8.50	10/08/14	175,150
124	Republic of Venezuela	9.00	05/07/23	59,830
2,665	Republic of Venezuela	9.25	09/15/27	1,625,650
1,435	Republic of Venezuela	9.25	05/07/28	667,275
1,000	Republic of Venezuela	10.75	09/19/13	685,000

	Total Venezuela			3,441,560

	Total Foreign (Cost $50,967,027)			39,115,553

	United States (68.5%)
	Corporate Bonds (32.4%)
	Advertising/Marketing Services (0.9%)
1,175	Idears Inc.	8.00	11/15/16	168,906
465	Interpublic Group of Companies, Inc. (The)	6.25	11/15/14	311,550
1,125	Valassis Communications, Inc.	8.25	03/01/15	613,125

				1,093,581

	Alternative Power Generation (0.3%)
460	NRG Energy, Inc.	7.375	01/15/17	399,050

	Apparel/Footwear (0.2%)
335	Oxford Industries, Inc.	8.875	06/01/11	276,375

	Auto Parts: O.E.M. (0.2%)
415	ArvinMeritor, Inc. (o)	8.75	03/01/12	242,775

	Automotive Aftermarket (0.1%)
270	KAR Holdings Inc.	8.75	05/01/14	176,850

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Broadcasting (0.2%)
$190	Sirius XM Radio Inc. (o)	9.625%		08/01/13	$59,850
355	XM Satellite Radio Holdings Inc. – 144A (a)	13.00		08/01/13	136,675

					196,525

	Building Products (0.6%)
790	Interface Inc.	9.50		02/01/14	699,150

	Cable/Satellite Tv (2.0%)
850	Cablevision Systems Corp. (Series B)	8.334	(b)	04/01/09	828,750
536	CCH I LLC/CCH I Capital Corp. (o)	11.00		10/01/15	243,880
575	DirecTV Holdings LLC/Finance Co. – 144A (a)	7.625		05/15/16	485,875
10	EchoStar DBS Corp.	6.375		10/01/11	8,925
545	Echostar DBS Corp.	6.625		10/01/14	438,725
490	Intelsat Corp. – 144A (a)	9.25		06/15/16	409,150

					2,415,305

	Casino/Gaming (1.5%)
6,500	Aladdin Gaming Holdings LLC (Series B) (t)	13.50	(d)	03/01/10	0
855	Harrah’s Operating Co. Inc. (o)	5.375		12/15/13	151,762
245	Isle of Capri Casinos, Inc. (o)	7.00		03/01/14	120,050
955	Las Vegas Sands Corp. (o)	6.375		02/15/15	460,787
1,010	MGM MIRAGE – 144A (a)	13.00		11/15/13	940,633
3,904	Resort At Summerlin LP. (Series B) (c)(l)(t)	13.00	(d)	12/15/07	0
675	Station Casinos, Inc. (o)	6.875		03/01/16	64,125

					1,737,357

	Chemicals: Specialty (1.7%)
1,400	Innophos, Inc.	8.875	(b)	08/15/14	1,239,000
715	Koppers Holdings, Inc.	9.875	(g)	11/15/14	575,575
161	Koppers Inc.	9.875		10/15/13	145,705

					1,960,280

	Coal (0.1%)
175	Foundation PA Coal Co.	7.25		08/01/14	140,437

	Computer Processing Hardware (0.1%)
125	Dell Inc. – 144A (a)	5.65		04/15/18	101,438

	Containers/Packaging (1.4%)
1,555	Berry Plastics Holding Corp.	8.875		09/15/14	816,375
650	Graphic Packaging International Corp. (o)	9.50		08/15/13	448,500
400	Owens-Brockway Glass Container Inc.	6.75		12/01/14	348,000

					1,612,875

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Data Processing Services (0.5%)
$275	Fiserv Inc.	6.80%	11/20/17	$210,443
495	SunGard Data Systems Inc.	9.125	08/15/13	413,325

				623,768

	Drugstore Chains (0.3%)
895	Rite Aid Corp.	8.625	03/01/15	322,200

	Electric Utilities (1.8%)
925	AES Corp. (The) – 144A (a)	8.00	06/01/20	684,500
190	AES Corp. (The) – 144A (a)	8.75	05/15/13	173,850
100	IPALCO Enterprises, Inc.	8.625 (b)	11/14/11	92,000
170	Mirant Americas Generations, LLC	8.50	10/01/21	119,850
810	Texas Competitive Electric Holdings Co. LLC – 144A (a)	10.25	11/01/15	621,675
390	Texas Competitive Electric Holdings Co. LLC – 144A (a)	10.25	11/01/15	299,325
220	Texas Eastern Transmission (o)	7.00	07/15/32	164,648

				2,155,848

	Electrical Products (0.5%)
729	Ormat Funding Corp.	8.25	12/30/20	586,702

	Electronic Production Equipment (0.3%)
475	KLA-Tencor Corp.	6.90	05/01/18	383,457

	Finance/Rental/Leasing (2.2%)
1,160	Capmark Financial Group Inc.	5.875	05/10/12	290,115
1,680	Ford Motor Credit Co. LLC	7.25	10/25/11	1,017,729
305	GMAC LLC	6.75	12/01/14	154,183
1,647	GMAC LLC	6.875	09/15/11	965,106
231	Residential Capital LLC – 144A (a)	9.625	05/15/15	58,905
235	SLM Corp.	8.45	06/15/18	159,873

				2,645,911

	Financial Conglomerates (0.5%)
479	Citigroup Inc. – 144A (a)(q)	7.34	02/24/10	352,669
190	Citigroup Inc.	8.40	04/29/49	132,306
100	Prudential Financial, Inc.	6.625	12/01/37	66,461

				551,436

	Financial Services (0.0%)
45	Lender Processing Services, Inc.	8.125	07/01/16	38,700

	Food Retail (0.8%)
176	CA FM Lease Trust – 144A (a)	8.50	07/15/17	203,834
818	Delhaize America, Inc.	9.00	04/15/31	726,470

				930,304

	Food: Meat/Fish/Dairy (0.7%)
420	Michael Foods, Inc.	8.00	11/15/13	365,400

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$477	Pilgrim’s Pride Corp. (o)	7.625%	05/01/15	$164,565
420	Smithfield Foods, Inc.	7.00	08/01/11	296,100

				826,065

	Foods & Beverages (0.1%)
110	Dr Pepper Snapple Group, Inc. – 144A (a)	6.82	05/01/18	96,468

	Gas Distributors (0.2%)
230	Equitable Resources, Inc. (o)	6.50	04/01/18	195,192

	Home Building (0.1%)
160	Pulte Homes, Inc.	6.375	05/15/33	80,800

	Hospital/Nursing Management (2.6%)
535	HCA, Inc.	5.75	03/15/14	318,325
1,655	HCA, Inc.	7.69	06/15/25	1,024,044
355	CHS/Community Health Systems Inc.	8.875	07/15/15	299,087
620	Sun Health Group, Inc.	9.125	04/15/15	527,000
1,090	Tenet Healthcare Corp.	7.375	02/01/13	893,800

				3,062,256

	Industrial Specialties (0.3%)
410	Johnsondiversey, Inc.	9.625	05/15/12	366,950
24	GrafTech Finance Inc.	10.25	02/15/12	22,980

				389,930

	Insurance Brokers/Services (0.5%)
780	Farmers Insurance Exchange – 144A (a)	8.625	05/01/24	604,200

	Major Telecommunications (0.5%)
230	Sprint Capital Corp.	6.90	05/01/19	162,418
615	Sprint Nextel Corp.	6.00	12/01/16	426,504

				588,922

	Media Conglomerates (0.1%)
175	Time Warner Cable, Inc.	6.75	07/01/18	150,345

	Medical Specialties (0.7%)
185	Baxter International Inc.	5.375	06/01/18	164,211
455	Hospira, Inc.	4.242 (b)	03/30/10	443,188
190	Invacare Corp.	9.75	02/15/15	171,950

				779,349

	Medical/Nursing Services (0.8%)
1,020	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	943,500

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE

	Miscellaneous Commercial Services (0.7%)
$100	Iron Mountain	7.75%		01/15/15	$86,500
815	Iron Mountain	8.625		04/01/13	747,762

					834,262

	Miscellaneous Manufacturing (0.0%)
1,160	Propex Inc.	10.00	(d)	12/01/12	8,700

	Oil & Gas Pipelines (0.4%)
480	Pacific Energy Partners LP/Finance Corp.	7.125		06/15/14	441,838

	Oil & Gas Production (3.1%)
490	Chaparral Energy, Inc.	8.875	(b)	02/01/17	252,350
150	Chesapeake Energy Corp.	6.375		06/15/15	115,875
530	Chesapeake Energy Corp.	7.50		09/15/13	447,850
80	Devon Financing Corp. ULC	7.875		09/30/31	72,137
805	Hilcorp Energy/Finance – 144A (a)	7.75		11/01/15	575,575
2,020	Pemex Project Funding Master Trust – 144A (a)	5.75		03/01/18	1,585,700
110	Plains Exploration & Production co.	7.625		06/01/18	72,600
785	SandRidge Energy, Inc. (c)	8.625		04/01/15	522,025

					3,644,112

	Oilfield Services/Equipment (0.4%)
695	Helix Energy Solutions Group Inc. – 144A (a)	9.50		01/15/16	448,275

	Other Consumer Services (0.2%)
300	Expedia, Inc. – 144A (a)	8.50		07/01/16	223,500

	Packaged Software (0.1%)
160	Oracle Corp.	5.75		04/15/18	140,249

	Pharmaceuticals: Other (0.1%)
185	Axcan International Holdings Inc. – 144A (a)	12.75		03/01/16	152,625

	Precious Metals (0.3%)
405	Freeport-McMoRan Copper & Gold, Inc.	8.375		04/01/17	318,365

	Property – Casualty Insurers (0.1%)
110	ACE INA Holdings Inc.	5.60		05/15/15	94,670

	Publishing: Books/Magazines (0.2%)
543	Dex Media West/Finance Co. (Series B)	9.875		08/15/13	204,983

	Pulp & Paper (0.2%)
205	Glatfelter	7.125		05/01/16	188,600

	Railroads (0.4%)
565	Union Pacific Corp.	5.45		01/31/13	521,674

	Real Estate Development (0.1%)
540	Realogy Corp.	10.50		04/15/14	175,500

	Real Estate Investment Trusts (0.0%)
45	Prologis	6.625		05/15/18	25,940

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Restaurants (0.5%)
$580	ARAMARK Corp.	5.00%		06/01/12	$420,500
170	ARAMARK Corp.	8.50		02/01/15	146,200

					566,700

	Semiconductors (0.2%)
400	Freescale Semiconductor Inc.	8.875		12/15/14	180,000

	Services To The Health Industry (0.3%)
240	Biomet, Inc. (c)	10.375		10/15/17	201,000
160	Medco Health Solutions, Inc.	7.125		03/15/18	134,177

					335,177

	Specialty Stores (0.2%)
625	Sonic Automotive, Inc. (Series B) (o)	8.625		08/15/13	290,625

	Specialty Telecommunications (1.2%)
400	American Tower Corp.	7.125		10/15/12	373,000
470	American Tower Corp. (o)	7.50		05/01/12	441,800
385	Frontier Communications Corp.	7.125		03/15/19	238,700
330	Qwest Communications International Inc.	6.304	(b)	02/15/09	320,100

					1,373,600

	Telecommunications (0.1%)
654	Exodus Communications, Inc. (l)(t)	11.625	(d)	07/15/10	0
4,679	Rhythms NetConnections Inc. (l)(t)	12.75	(d)	04/15/09	0
145	Qwest Corp.	5.625		11/15/08	145,000

					145,000

	Tobacco (0.6%)
175	Philip Morris International Inc.	5.65		05/16/18	149,968
580	Reynolds American Inc.	6.50		07/15/10	578,831

					728,799

	Wireless Telecommunications (0.2%)
350	Nextel Communications, Inc.	6.875		10/31/13	199,616

	Total Corporate Bonds (Cost $69,740,745)				38,250,161

	U.S. Government Agencies – Mortgage-Backed Securities (19.4%)
	Federal Home Loan Mortgage Corp. (0.3%)
249		7.50		04/01/28– 10/01/32	263,304
149		9.00		06/01/30– 01/01/31	163,730

					427,034

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Federal Home Loan Mortgage Corp. Gold (2.0%)
$22		6.50%	02/01/29– 09/01/33	$22,277
1,287		7.50	07/01/17– 05/01/33	1,360,760
553		8.00	09/01/24– 08/01/32	585,867
402		8.50	04/01/30– 07/01/31	432,127
1		9.50	07/01/20	653

				2,401,684

	Federal National Mortgage Assoc. (16.1%)
3,250		5.00	(f)	3,078,868
1,000		5.50	(f)	977,031
326		6.00	01/01/19	328,508
1,603		6.50	05/01/28– 10/01/32	1,637,934
4,517		7.00	12/01/25– 12/01/34	4,681,657
4,970		7.50	02/01/22– 08/01/34	5,243,661
1,156		8.00	06/01/22– 07/01/31	1,220,952
1,592		8.50	02/01/09– 10/01/32	1,713,156
55		9.00	09/01/21– 09/01/30	59,985

				18,941,752

	Federal National Mortgage Assoc. Dwarf (0.0%)
1		6.00	04/01/13	798
2		7.00	01/01/09	2,004

				2,802

	Government National Mortgage Assoc. (0.9%)
695		7.50	05/15/17– 11/15/26	736,001
262		8.00	01/15/22– 05/15/30	280,855
68		8.50	08/15/22– 12/15/24	72,832

				1,089,688

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Government National Mortgage Assoc. II (0.1%)
$57		7.50%		07/20/25	$60,159

	Total U.S. Government Agencies – Mortgage-Backed Securities (Cost $23,194,371)				22,923,119

	U.S. Government Agencies & Obligations (11.3%)
	Federal National Mortgage Assoc.
850	(o)	5.00		05/11/17	836,668
750	(o)	6.625		11/15/30	850,211
	Federal Home Loan Mortgage Corp.
600	(o)	6.75		03/15/31	683,973
2,080	(o)	5.125		11/17/17	2,066,526
	U.S. Treasury Strips
2,905		0.00		05/15/21	1,504,921
5,085		0.00		11/15/21	2,563,110
3,825	(o)	0.00		11/15/21	1,931,923
5,085	(o)	0.00		11/15/19	2,908,498

	Total U.S. Government Agencies & Obligations (Cost $14,531,542)				13,345,830

	Collateralized Mortgage Obligations (5.4%)
	U.S. Government Agencies (0.3%)
	Federal National Mortgage Assoc. Strips
839	356 25 (IO)	7.00		12/01/34	166,288
283	356 44 (IO)	6.00		01/01/20	44,225
373	356 45 (IO)	6.00		01/01/20	53,090
107	356 48 (IO)	7.00		11/01/19	14,579
445	357 28 (IO)	7.50		12/01/34	84,010
158	358 29 (IO)	8.00		06/01/35	31,359
134	359 46 (IO)	6.50		12/01/19	21,609

	Total U.S. Government Agencies				415,160

	Private Issues (5.1%)
	American Home Mortgage Assets
539	2006-4 1A3 (t)	3.569	(b)	10/25/46	89,865
499	2007-5 A3 (t)	3.559	(b)	06/25/47	97,776
	American Home Mortgage Investment Trust
1,327	2005-2 1A1 (t)	3.559	(b)	09/25/45	661,707
	Bear Stearns Mortgage Funding Trust
39	2006-16 4A4 – 144A (a)(t)	6.50	(b)	03/27/36	3,936
	Bear Stearns Structured Products Inc.
7,454	2006-16 4C (IO) – 144A (a)	0.00	(b)	03/27/36	0
11,612	2006-17 4C (IO) – 144A (a)	0.003	(b)	05/27/36	0
15,518	2007-N2 13C (IO) – 144A (a)(t)	0.00	(b)	01/27/37	1,552
12,473	2007-N2 14C (IO) – 144A (a)(t)	0.00	(b)	01/27/37	1,247
15,270	2007-N3 10C (IO) – 144A (a)(t)	0.003	(b)	06/26/36	1,527
17,155	2007-N5 5C (IO) – 144A (a)(t)	0.364	(b)	04/25/37	1,715

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE

	Countrywide Alternative Loan Trust
$8,149	2005-58R A (IO) – 144A (a)	0.716	(b)%	12/20/35	$244,463
5,955	2005-59R A (IO) – 144A (a)	0.706	(b)	12/20/35	152,599
6,064	2005-81 X1 (IO)	1.901	(b)	02/25/37	155,245
4,916	2006-OA1 2X (IO)	0.709	(b)	03/20/46	150,547
17,714	2006-OA17 1XP (IO)	0.805	(b)	12/20/46	542,504
599	2006-OA21 A3 (t)	4.558	(b)	03/20/47	126,148
8,612	2006-OA21 X (IO)	0.846	(b)	03/20/47	279,891
11,662	2006-OA22 CP (IO) – 144A (a)(t)	0.00	(b)	02/25/47	1,166
5,641	2007-OA7 CP (IO) – 144A (a)(t)	0.024	(b)	05/25/47	564
	Deutsche Alt-A Securities Inc Mortgage
502	2006-OA1 A3 (t)	4.089	(b)	02/25/47	100,999
	Greenpoint Mortgage Funding Trust
2,243	2005-AR3 X1 (IO)	2.081	(b)	08/25/45	49,254
3,672	2005-AR4 X4 (IO)	1.894	(b)	10/25/45	99,207
1,600	2006-AR4 M2 (t)	3.689	(b)	09/25/46	30,333
1,693	2006-AR5 M2 (t)	3.669	(b)	10/25/46	31,867
1,502	2006-AR7 M2 (t)	3.689	(b)	12/25/46	28,475
	GS Mortgage Securities Corp.
2,457	2006-OA1R A (IO) – 144A (a)	1.852	(b)	08/25/35	32,183
	Harborview Mortgage Loan Trust
5,277	2005-2 X (IO)	0.348	(b)	05/19/35	82,449
3,414	2005-3 X2 (IO)	0.314	(b)	06/19/35	57,615
10	2006-1 PO1 (PO)			03/19/37	1,247
5,188	2006-1 X1 (IO)	0.859	(b)	03/19/37	128,066
398	2006-9 NIM – 144A (a)(t)	0.00	(b)	12/15/36	40
	Indymac Index Mortgage Loan Trust
661	2005-AR4 2A1A	3.539	(b)	03/25/35	379,003
3,936	2005-AR12 AX2 (IO)	1.369	(b)	07/25/35	51,662
	Mastr Adjustable Rate Mortgages Trust
506	2006-OA1 3A3	3.605	(b)	04/25/46	104,392
	Residential Accredit Loans, Inc.
5,133	2007-Q03 SB (IO) – 144A (a)(t)	0.031	(b)	03/25/47	513
12,681	2007-Q04 SB (IO) – 144A (a)(t)	0.00	(b)	05/25/47	1,268
28,984	2007-Q05 SB (IO) – 144A (a)(t)	0.00	(b)	08/25/47	2,898
	Structured Asset Mortgage Investments, Inc.
1,375	2005-14 A1 (t)	3.569	(b)	07/25/35	717,267
944	2006-AR2 A2 (t)	3.569	(b)	02/25/36	335,371
490	2006-AR3 3A1 (t)	3.449	(b)	02/25/36	246,934
458	2006-AR6 1A5 (t)	3.539	(b)	07/25/36	112,241

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

PRINCIPAL
AMOUNT IN	COUPON	MATURITY
THOUSANDS	RATE	DATE	VALUE
$1,641	2007-AR4 A4A	3.439	(b)%	09/25/47	$862,411

Total Private Issues	5,968,147

Total Collateralized Mortgage Obligations (Cost $18,880,746)	6,383,307

Total United States (Cost $126,347,404)	80,902,417

Total Government & Corporate Bonds (Cost $177,314,431)	120,017,970

NUMBER OF
SHARES

Common Stocks (0.0%)
Casino/Gaming (0.0%)
10,773	Fitzgeralds Gaming Corp. (h)(p)(t)	0

Electric Utilities (0.0%)
102	PNM Resources Inc. (e)(o)(p)	995

Food: Specialty/Candy (0.0%)
445	SFAC New Holdings Inc. (e)(p)(t)	0
2,423	SFAC New Holdings Inc. (e)(i)(p)(t)	0

0

Restaurants (0.0%)
3,387	American Restaurant Group Holdings, Inc. (Class A) (e)(p)(t)	27,096

Specialty Telecommunications (0.0%)
12,688	Birch Telecom Inc. (e)(j)(p)(t)	127
665	XO Holdings Inc. (e)(o)(p)	112

239

Telecommunications (0.0%)
9	Viatel Holdings Bermuda Ltd. (e)(p)(t)	180

Textiles (0.0%)
298,462	U.S. Leather, Inc. (e)(p)(t)	0

Wireless Telecommunications (0.0%)
677	USA Mobility, Inc. (e)(o)(p)	6,533

Total Common Stocks (Cost $42,272,088)	35,043

Convertible Preferred Stock (0.0%)
Finance/Rental/Leasing
1,850	Fannie Mae (Series 08-01) $4.17 (Cost $92,500)	2,553

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

NUMBER OF			EXPIRATION
WARRANTS			DATE	VALUE
	Warrants (0.0%)
	Casino/Gaming (0.0%)
68,000
	Aladdin Gaming Enterprises, Inc. – 144A (a)(p)		03/01/10	$0

	Specialty Telecommunications (0.0%)
1,331
	XO Holdings Inc. (Series A) (e)(p)		01/16/10	20
997
	XO Holdings Inc. (Series B) (e)(p)		01/16/10	15
997
	XO Holdings Inc. (Series C) (e)(p)		01/16/10	10

				45

	Total Warrants (Cost $1,668)			45

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE
	Short-Term Investments (16.6%)
	U.S. Government Obligation (1.5%)
$1,785	U.S. Treasury Bills (n)(r) (Cost $1,782,448)	0.50% – 0.72%	01/15/09	1,783,190

	Securities Held as Collateral on Loaned Securities (15.1%)
	Repurchase Agreements (4.6%)
3,446	Deutsche Bank (0.60%, dated 10/31/08, due 11/03/08; proceeds $3,445,961; fully collateralized by convertible bonds at the date of this Portfolio of Investments as follows: Conmed Corp. 144A 2.50% due 11/15/24; Conmed Corp. 2.50% due 11/15/24 and Hologic Inc. 2.00% due 12/15/37; valued at $3,639,043).			3,445,788
1,158	Bank of America Securities LLC (0.25%, dated 10/31/08, due 11/03/08; proceeds $1,157,858; fully collateralized by U.S. Government Agency security at the date of this Portfolio of Investments as follows: FNMA 5.00% due 04/01/35; valued at $1,187,830).			1,157,834
738	Bank of America Securities LLC (0.60%, dated 10/31/08, due 11/03/08; proceeds $738,420; fully collateralized by common stock at the date of this Portfolio of Investments as follows: Pfizer Inc.; valued at $779,792).			738,383

	Total Repurchase Agreements (Cost $5,342,005)			5,342,005

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

NUMBER OF
SHARES (000)			VALUE
	Investment Company (s) (10.5%)
12,406
	Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class (Cost $12,405,626)		$12,405,626

	Total Securities Held as Collateral on Loaned Securities (Cost $17,747,631)		17,747,631

	Total Short-Term Investments (Cost $19,530,079)		19,530,821

	Total Investments (Cost $239,210,766) (u)(v)	118.2%	139,586,432
	Liabilities in Excess of Other Assets	(18.2)	(21,467,011)

	Net Assets	100.0%	$118,119,421

IO	Interest only security
PO	Principal only security. No rate exists for a principal only security.
(a)	Resale is restricted to qualified institutional investors.
(b)	Floating rate security. Rate shown is the rate in effect at October 31, 2008.
(c)	Payment-in-kind security.
(d)	Non-income producing security; bond in default.
(e)	Acquired through exchange offer.
(f)	Security was purchased on a forward commitment basis with an approximate principal amount and no definite date: the actual principal amount and maturity date will be determined upon settlement.
(g)	Currently a zero coupon bond and will pay interest at the rate shown at a future date.
(h)	Resale is restricted; acquired (12/22/98) at a cost basis of $48,586.
(i)	Resale is restricted; acquired (06/10/99) at a cost basis of $24.
(j)	Resale is restricted; acquired (between 06/18/98 and 08/15/99) at a cost basis of $6,277,972.
(k)	Capital appreciation bond.
(l)	Issuer in bankruptcy.
(m)	Par less than 1,000.
(n)	All or a portion of this security has been physically segregated in connection with open futures contracts in the amount of $538,759.
(o)	All or a portion of this security was on loan at October 31, 2008
(p)	Non-income producing security.
(q)	Currency index credit linked unsecured note.
(r)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(s)	See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class.
(t)	Securities with a total market value equal to $2,622,812 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(u)	Securities have been designated as collateral in amount equal to $34,931,393 in connection with securities purchased on a forward commitment basis, forward foreign currency contracts, open futures and swap contracts.
(v)	The aggregate cost for federal income tax purposes is $239,589,569. The aggregate gross unrealized appreciation is $724,383 and the aggregate gross unrealized depreciation is $100,590,664, resulting in net unrealized depreciation of $99,866,281.

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

Futures Contracts Open at October 31, 2008:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
67	Long	U.S. Treasury Notes 2 Year, December 2008	$14,393,484	$116,095
24	Long	U.S. Treasury Bonds 20 Year, December 2008	2,715,000	(202,929)
12	Short	90 Day Euro$ December 2010	(2,883,450)	(32,180)
14	Short	90 Day Euro$ September 2010	(3,378,375)	(49,388)
33	Short	U.S. Treasury Notes 5 Year, December 2008	(3,737,508)	29,437
17	Short	90 Day Euro$ June 2010	(4,115,275)	(70,172)
41	Short	U.S. Treasury Notes 10 Year, December 2008	(4,636,203)	152,603
45	Short	Swap Future 10 Year, December 2008	(5,048,438)	15,268
23	Short	90 Day Euro$ March 2010	(5,580,950)	(104,138)
23	Short	90 Day Euro$ December 2009	(5,586,700)	(105,938)
27	Short	90 Day Euro$ September 2009	(6,573,488)	(44,266)
27	Short	90 Day Euro$ June 2009	(6,586,650)	(139,436)
31	Short	90 Day Euro$ March 2009	(7,577,950)	(167,098)
94	Short	Swap Future 5 Year, December 2008	(10,290,063)	(6,321)
73	Short	90 Day Euro$ December 2008	(17,840,286)	(245,094)

		Net Unrealized Depreciation		$(853,557)

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

Forward Foreign Currency Contracts Open at October 31, 2008:

					UNREALIZED
CONTRACTS		IN EXCHANGE		DELIVERY	APPRECIATION
TO DELIVER		FOR		DATE	(DEPRECIATION)
DKK	250,000		$43,227	01/27/09	$592
	$536,585	BRL	1,210,000	11/04/08	20,861
BRL	1,210,000		$548,131	11/04/08	(9,315)
BRL	1,330,000		$575,758	11/04/08	(36,972)
	$540,650	BRL	1,330,000	11/04/08	72,079
	$243,996	MXN	3,180,000	11/10/08	2,286
MXN	9,890,000		$745,683	11/18/08	(18,564)
	$728,116	MXN	9,890,000	11/18/08	36,132
	$684,736	TRY	1,200,000	11/24/08	85,711
TRY	1,200,000		$700,525	11/24/08	(69,922)

		Net Unrealized Appreciation			$82,888

Currency Abbreviations

BRL	Brazilian Real.
DKK	Danish Krone.
EUR	Euro.
MXN	Mexican New Peso.
NGN	Nigerian Naira
TRY	Turkish Lira

Credit Default Swap Contracts Open at October 31, 2008:

		NOTIONAL			UNREALIZED
SWAP COUNTERPARTY &	BUY/SELL	AMOUNT	INTEREST	TERMINATION	APPRECIATION
REFERENCE OBLIGATION	PROTECTION	(000’S)	RATE	DATE	(DEPRECIATION)
Goldman Sachs International Avalonbay Communities Inc.	Buy	$355	3.05%	March 20, 2013	$17,162
Bank of America, N.A. Carnival Corp.	Buy	430	1.57	March 20, 2018	24,934
Goldman Sachs International Dow Jones Index	Sell	905	1.55	June 20, 2013	(28,779)

	Net Unrealized Appreciation				$13,317

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Portfolio of Investments - October 31, 2008 continued

Interest Rate Swap Contracts Open at October 31, 2008:

	NOTIONAL					UNREALIZED
	AMOUNT		PAYMENTS	PAYMENTS	TERMINATION	APPRECIATION
COUNTERPARTY	(000’S)		RECEIVED BY FUND	MADE BY FUND	DATE	(DEPRECIATION)
Bank of America N.A. ***		$3,445	Fixed Rate 5.07%	Floating Rate 0.00 #%	April 14, 2018	$(17,363)
Bank of America N.A. ***		2,570	Fixed Rate 4.983	Floating Rate 0.00 #	April 15, 2018	(21,228)
Bank of America N.A. ***		3,994	Fixed Rate 5.37	Floating Rate 0.00 #	February 12, 2018	25,282
Bank of America N.A. ***		35,453	Fixed Rate 4.779	Floating Rate 0.00 #	October 10, 2018	(566,184)
Bank of America N.A. ***		16,721	Fixed Rate 5.558	Floating Rate 0.00 #	July 24, 2023	402,307
Bank of America N.A. ***		10,791	Fixed Rate 4.798	Floating Rate 0.00 #	October 7, 2023	35,934
Deutsche Bank AG		21,400	Fixed Rate 5.349	Floating Rate 2.811 #	May 24, 2017	1,511,910
Deutsche Bank AG		5,500	Fixed Rate 5.198	Floating Rate 4.208 #	October 4, 2017	318,285
Goldman Sachs International ***		12,560	Fixed Rate 5.63	Floating Rate 0.00 #	February 28, 2018	199,830
Goldman Sachs International ***		5,395	Fixed Rate 4.79	Floating Rate 0.00 #	October 7, 2023	16,833
JPMorgan Chase Bank N.A. New York		8,174	Fixed Rate 4.39	Floating Rate 2.818 #	December 11, 2012	236,801
JPMorgan Chase Bank N.A. New York		11,585	Fixed Rate 4.07	Floating Rate 2.72 #	May 16, 2013	155,587
JPMorgan Chase Bank N.A. New York		9,700	Fixed Rate 5.088	Floating Rate 2.818 #	September 11, 2017	501,587
Merrill Lynch Capital Services Inc.***		3,430	Fixed Rate 5.00	Floating Rate 0.00 #	April 15, 2018	(26,137)
Bank of America N.A. ***		5,133	Floating Rate 0.00 #	Fixed Rate 5.815	February 12, 2023	(154,606)
Bank of America N.A. ***		4,410	Floating Rate 0.00 #	Fixed Rate 5.47	April 14, 2023	(91,155)
Bank of America N.A. ***		3,020	Floating Rate 0.00 #	Fixed Rate 5.38	April 15, 2023	(54,602)
Bank of America N.A		4,500	Floating Rate 3.762 #	Fixed Rate 4.745	June 30, 2018	(102,600)
Bank of America N.A. ***		13,035	Floating Rate 0.00 #	Fixed Rate 5.38	July 24, 2018	(77,298)
Bank of America N.A		9,600	Floating Rate 2.791 #	Fixed Rate 4.67	August 4, 2018	(171,072)
Bank of America N.A. ***		8,634	Floating Rate 0.00 #	Fixed Rate 4.80	October 7, 2018	131,410
Bank of America N.A		8,047	Floating Rate 4.819 #	Fixed Rate 4.243	October 10, 2038	322,926
Barclays Bank ^ ^		5,085	Floating Rate 4.141 #	Fixed Rate 0.00	November 15, 2019	45,371
Barclays Bank ^ ^		3,825	Floating Rate 4.026 #	Fixed Rate 0.00	November 15, 2021	8,060
Goldman Sachs Group Inc.***		4,317	Floating Rate 0.00 #	Fixed Rate 4.80	October 7, 2018	65,705
Goldman Sachs International ***		16,115	Floating Rate 0.00 #	Fixed Rate 6.035	February 28, 2023	(589,809)
JPMorgan Chase Bank N.A. New York		13,250	Floating Rate 2.801 #	Fixed Rate 4.408	May 1, 2018	26,765
JPMorgan Chase Bank N.A. New York ^ ^		2,905	Floating Rate 3.946 #	Fixed Rate 0.00	May 15, 2021	(1,969)
JPMorgan Chase Bank N.A. New York ^ ^		5,085	Floating Rate 4.141 #	Fixed Rate 0.00	November 15, 2021	34,038
Merrill Lynch Capital Services Inc.		4,245	Floating Rate 0.00 #	Fixed Rate 5.395	April 15, 2023	(78,575)
Bank of America N.A. ***	EUR	5,952	Fixed Rate 4.415	Floating Rate 0.00 ^	October 7, 2018	(156,654)
Deutsche Bank AG ***		8,938	Fixed Rate 4.958	Floating Rate 0.00 ^	July 24, 2018	114
Deutsche Bank AG ***		22,395	Fixed Rate 5.268	Floating Rate 0.00 ^	July 3, 2023	189,244
Goldman Sachs Group Inc.***		2,976	Fixed Rate 4.37	Floating Rate 0.00 ^	October 7, 2018	(84,434)
Bank of America N.A. ***		7,458	Floating Rate 0.00 ^	Fixed Rate 4.39	October 7, 2023	102,946
Deutsche Bank AG ***		17,875	Floating Rate 0.00 ^	Fixed Rate 4.934	July 1, 2018	10,024
Deutsche Bank AG ***		11,197	Floating Rate 0.00 ^	Fixed Rate 5.188	July 24, 2023	(64,934)
Goldman Sachs International ***		3,729	Floating Rate 0.00 ^	Fixed Rate 4.355	October 7, 2023	85,311

	Net Unrealized Appreciation					$2,167,650

#	Floating rate represents USD-3 Months LIBOR.
^	Floating rate represents EUR-6 Months EURIBOR.
^ ^	Fund will make payment of $1,971,912, $1,713,065, $1,269,997, and $2,260,054 respectively, on termination date.
***	Forward interest rate swap. Periodic payments on specified notional contract amount with future effective date, unless terminated earlier.

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Financial Statements

Statement of Assets and Liabilities
October 31, 2008

Assets:
Investments in securities, at value (cost $226,805,140) (including $16,955,524 for securities loaned)	$127,180,806
Investment in affiliate, at value (cost $12,405,626)	12,405,626
Unrealized appreciation on open swap contracts	4,468,366
Unrealized appreciation on open forward foreign currency contracts	217,661
Cash	259,186
Receivable for:
Investments sold	6,058,666
Interest	2,294,361
Periodic interest on open swap contracts	1,148,383
Swap contracts collateral due from broker	300,000
Shares of beneficial interest sold	30,208
Variation margin	28,768
Premium paid on open swap contracts	5,167
Dividends from affiliate	3,637
Prepaid expenses and other assets	152,060

Total Assets	154,552,895

Liabilities:
Collateral on securities loaned at value	17,747,631
Unrealized depreciation on open swap contracts	2,287,399
Unrealized depreciation on open forward foreign currency contracts	134,773
Payable for:
Investments purchased	10,911,768
Swap contracts collateral due to brokers	3,440,000
Periodic interest on open swap contracts	765,392
Swap contracts termination	555,303
Shares of beneficial interest redeemed	229,326
Distribution fee	47,925
Investment advisory fee	32,426
Transfer agent fee	29,462
Administration fee	8,521
Accrued expenses and other payables	243,548

Total Liabilities	36,433,474

Net Assets	$118,119,421

Composition of Net Assets:
Paid-in-capital	$463,636,614
Net unrealized depreciation	(98,234,121)
Accumulated undistributed net investment income	1,591,719
Accumulated net realized loss	(248,874,791)

Net Assets	$118,119,421

Class A Shares:
Net Assets	$72,985,147
Shares Outstanding (unlimited authorized, $.01 par value)	16,814,788
Net Asset Value Per Share	$4.34

Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$4.53

Class B Shares:
Net Assets	$32,902,135
Shares Outstanding (unlimited authorized, $.01 par value)	7,567,431
Net Asset Value Per Share	$4.35

Class C Shares:
Net Assets	$7,316,053
Shares Outstanding (unlimited authorized, $.01 par value)	1,686,060
Net Asset Value Per Share	$4.34

Class I Shares@@:
Net Assets	$4,916,086
Shares Outstanding (unlimited authorized, $.01 par value)	1,127,537
Net Asset Value Per Share	$4.36

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Financial Statements continued

Statement of Operations
For the year ended October 31, 2008

Net Investment Income:
Income
Interest	$12,177,314
Dividends from affiliate	160,980
Income from securities loaned – net	57,833
Dividends	3,130

Total Income	12,399,257

Expenses
Investment advisory fee	557,458
Distribution fee (Class A shares)	244,650
Distribution fee (Class B shares)	483,041
Distribution fee (Class C shares)	93,993
Transfer agent fees and expenses	270,786
Professional fees	230,965
Administration fee	139,364
Shareholder reports and notices	85,801
Custodian fees	75,136
Registration fees	65,550
Trustees’ fees and expenses	14,021
Other	50,161

Total Expenses	2,310,926
Less: expense offset	(550)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(6,078)

Net Expenses	2,304,298

Net Investment Income	10,094,959

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(10,701,789)
Futures contracts	(2,209,144)
Option contracts	(341,949)
Swap contracts	773,793
Foreign exchange transactions	1,074,497

Net Realized Loss	(11,404,592)

Change in Unrealized Appreciation/Depreciation on:
Investments	(39,318,604)
Futures contracts	(849,102)
Option contracts	330,853
Swap contracts	1,586,590
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	53,681

Net Change in Unrealized Appreciation/Depreciation	(38,196,582)

Net Loss	(49,601,174)

Net Decrease	$(39,506,215)

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	OCTOBER 31, 2008	OCTOBER 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$10,094,959	$13,854,832
Net realized gain (loss)	(11,404,592)	3,880,632
Net change in unrealized appreciation/depreciation	(38,196,582)	(3,844,150)

Net Increase (Decrease)	(39,506,215)	13,891,314

Dividends to Shareholders from Net Investment Income:
Class A shares	(7,486,938)	(6,734,363)
Class B shares	(3,989,608)	(4,564,304)
Class C shares	(777,351)	(692,094)
Class I shares@@	(616,437)	(661,855)

Total Dividends	(12,870,334)	(12,652,616)

Net decrease from transactions in shares of beneficial interest	(32,233,546)	(38,877,763)

Net Decrease	(84,610,095)	(37,639,065)
Net Assets:
Beginning of period	202,729,516	240,368,581

End of Period (Including accumulated undistributed net investment income of $1,591,719 and $2,286,435, respectively)	$118,119,421	$202,729,516

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Notes to Financial Statements - October 31, 2008

1. Organization and Accounting Policies
Morgan Stanley Flexible Income Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s primary investment objective is to provide a high level of current income and, as a secondary objective, seeks to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses. Effective March 31, 2008, Class D shares were renamed Class I shares.

The Fund will assess a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (7) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers; (8) when

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Notes to Financial Statements - October 31, 2008 continued

market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are

Morgan Stanley Flexible Income Trust
Notes to Financial Statements - October 31, 2008 continued

recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium

Morgan Stanley Flexible Income Trust
Notes to Financial Statements - October 31, 2008 continued

originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to premium initially paid for the option.

Transactions in written options for the year ended October 31, 2008 were as follows:

NUMBER OF
	CONTRACT	PREMIUM
Options written, outstanding at beginning of the period	—	—
Options written	344	$171,088
Options closed	(344)	(171,088)
Options exercised	—	—
Options expired	—	—

Options written, outstanding at end of the period	—	$—

G. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations. The Fund may pay or receive cash to collateralize interest rate swap contracts. This cash collateral is recorded as assets/liabilities on the Fund’s books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

H. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”), or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy or a failure to pay outstanding obligations while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer an agreed upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Fund receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the notional amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statement of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Fund is recorded as assets/liabilities on the Fund’s book and is realized upon termination of the swap transaction. The Fund may pay or receive cash to collateralize credit default swap contracts. This cash collateral is recorded as assets/liabilities on the Fund’s books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

Morgan Stanley Flexible Income Trust
Notes to Financial Statements - October 31, 2008 continued

On September 15, 2008, Lehman Brothers Holdings, Inc. filed for bankruptcy. At the time, the Fund had opened credit default swap contracts with Lehman Brothers Holdings Inc.. The Fund has effectively closed these transactions and had a net payable to Lehman Brothers Holdings, Inc. regarding these contracts in the amount of $555,303.

I. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at October 31, 2008 were $16,955,524 and $17,747,631, respectively. The Fund received cash collateral which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

J. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on April 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2008, remains subject to examination by taxing authorities.

K. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Flexible Income Trust
Notes to Financial Statements - October 31, 2008 continued

L. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.32% to the net assets of the Fund determined as of the close of each business day.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 0.85% of the average daily net assets of Class B shares; and (iii) Class C – up to 0.85% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,805,593 at October 31, 2008.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at

Morgan Stanley Flexible Income Trust
Notes to Financial Statements - October 31, 2008 continued

the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2008, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2008, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $346, $95,884 and $905, respectively and received $36,169 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class. For the year ended October 31, 2008, advisory fees paid were reduced by $6,078 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $160,980 for the year ended October 31, 2008. During the year ended October 31, 2008, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class aggregated $91,569,009 and $97,447,592, respectively.

The cost of purchases and proceeds from sales/prepayments/maturities of portfolio securities, excluding short-term investments, for the year ended October 31, 2008, aggregated $109,278,539, and $134,068,853, respectively. Included in the aforementioned are purchases and sales/prepayments/maturities of U.S. Government securities of $48,659,098 and $56,082,583, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2008, included in Trustees’ fees and expenses in the Statement of Operations amounted to $10,559. At

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Notes to Financial Statements - October 31, 2008 continued

October 31, 2008, the Fund had an accrued pension liability of $87,575 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR		FOR THE YEAR
	ENDED		ENDED
	OCTOBER 31, 2008		OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,782,813	$9,880,923	802,357	$4,906,979
Conversion from Class B	577,416	3,329,444	2,489,144	15,180,912
Reinvestment of dividends	1,118,572	6,109,303	576,614	3,515,548
Redeemed	(4,626,990)	(25,342,266)	(5,154,446)	(31,498,968)

Net decrease – Class A	(1,148,189)	(6,022,596)	(1,286,331)	(7,895,529)

CLASS B SHARES
Sold	603,939	3,512,121	1,302,409	7,975,646
Conversion to Class A	(576,514)	(3,329,444)	(2,485,069)	(15,180,912)
Reinvestment of dividends	556,101	3,057,824	304,486	1,860,000
Redeemed	(4,653,622)	(25,151,297)	(3,793,793)	(23,211,226)

Net decrease – Class B	(4,070,096)	(21,910,796)	(4,671,967)	(28,556,492)

CLASS C SHARES
Sold	171,756	984,299	330,267	2,019,934
Reinvestment of dividends	119,716	657,563	66,700	406,590
Redeemed	(638,604)	(3,399,878)	(500,453)	(3,048,992)

Net decrease – Class C	(347,132)	(1,758,016)	(103,486)	(622,468)

CLASS I SHARES @@
Sold	38,718	220,194	85,056	522,627
Reinvestment of dividends	103,099	574,029	86,657	530,405
Redeemed	(600,369)	(3,336,361)	(465,941)	(2,856,306)

Net decrease – Class I	(458,552)	(2,542,138)	(294,228)	(1,803,274)

Net decrease in Fund	(6,023,969)	$(32,233,546)	(6,356,012)	$(38,877,763)

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

Morgan Stanley Flexible Income Trust
Notes to Financial Statements - October 31, 2008 continued

6. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	OCTOBER 31, 2008	OCTOBER 31, 2007

Ordinary income	$12,870,334	$12,652,616

As of October 31, 2008, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$2,274,367
Undistributed long-term gains	—

Net accumulated earnings	2,274,367
Capital loss carryforward	(249,655,830)
Temporary differences	(309,858)
Net unrealized depreciation	(97,825,872)

Total accumulated losses	$(345,517,193)

As of October 31, 2008, the Fund had a net capital loss carryforward of $249,655,830 to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION

39,097,864	October 31, 2009
58,593,426	October 31, 2010
96,230,817	October 31, 2011
23,122,351	October 31, 2012
10,246,820	October 31, 2013
8,250,814	October 31, 2014
14,113,738	October 31, 2016

Morgan Stanley Flexible Income Trust
Notes to Financial Statements - October 31, 2008 continued

As of October 31, 2008, the Fund had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities, mark-to-market of open futures and forward foreign currency exchange contracts, interest on bonds in default and capital loss deferrals on wash sales.

Permanent differences, due to losses on paydowns, gains on swaps, tax adjustments on debt securities sold by the Fund, foreign currency gains and an expired capital loss carryforward, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2008:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED
INCOME	LOSS	PAID-IN-CAPITAL

$2,080,659	$18,219,032	$(20,299,691)

7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

8. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

For hedging and investment purposes, the Fund may engage in transactions in listed and over-the-counter options, Eurodollar, swap and interest rate futures (“derivative instruments”).

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market

Morgan Stanley Flexible Income Trust
Notes to Financial Statements - October 31, 2008 continued

risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose the sum of the periodic payments. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities are not backed by subprime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, established a framework for measuring fair value and expands disclosures about fair value

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Notes to Financial Statements - October 31, 2008 continued

measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, Statement of Financial Accounting Standards No. 133-1, Disclosures about Credit Derivatives and Certain Guarantees (“SFAS 133-1”) was issued and is effective for fiscal years ending after November 15, 2008. SFAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each credit derivative (or group of similar credit derivatives) presented on the Statement of Assets and Liabilities. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Morgan Stanley Flexible Income Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2008	2007		2006	2005	2004
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.10	$6.07		$6.14	$6.36	$6.38

Income (loss) from investment operations:
Net investment income(1)	0.34	0.40		0.35	0.31	0.30
Net realized and unrealized gain (loss)	(1.67)	0.00		0.07	(0.07)	0.23

Total income (loss) from investment operations	(1.33)	0.40		0.42	0.24	0.53

Less dividends from net investment income:	(0.43)	(0.37)		(0.49)	(0.46)	(0.55)

Net asset value, end of period	$4.34	$6.10		$6.07	$6.14	$6.36

Total Return(2)	(23.31)%	6.72%		7.16%	3.91%	8.64%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.10%(4)	1.05	%(4)	1.01%	0.95%	0.84%
Net investment income	6.02%(4)	6.53	%(4)	5.84%	5.32%	4.76%
Supplemental Data:
Net assets, end of period, in thousands	$72,985	$109,541		$116,819	$121,217	$32,383
Portfolio turnover rate	65%	67%		67%	137%	282%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2008	2007		2006	2005	2004
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.11	$6.08		$6.15	$6.37	$6.39

Income (loss) from investment operations:
Net investment income(1)	0.30	0.36		0.32	0.30	0.26
Net realized and unrealized gain (loss)	(1.67)	0.00		0.06	(0.10)	0.22

Total income (loss) from investment operations	(1.37)	0.36		0.38	0.20	0.48

Less dividends from net investment income:	(0.39)	(0.33)		(0.45)	(0.42)	(0.50)

Net asset value, end of period	$4.35	$6.11		$6.08	$6.15	$6.37

Total Return(2)	(23.74)%	6.06%		6.51%	3.22%	7.91%
Ratios to Average Net Assets (3):
Total expenses (before expense offset)	1.70%(4)	1.66	%(4)	1.61%	1.57%	1.51%
Net investment income	5.42%(4)	5.92	%(4)	5.24%	4.70%	4.09%
Supplemental Data:
Net assets, end of period, in thousands	$32,902	$71,079		$99,127	$145,764	$296,729
Portfolio turnover rate	65%	67%		67%	137%	282%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2008	2007		2006	2005	2004
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.10	$6.07		$6.14	$6.36	$6.38

Income (loss) from investment operations:
Net investment income(1)	0.30	0.36		0.32	0.29	0.26
Net realized and unrealized gain (loss)	(1.67)	0.00		0.06	(0.09)	0.22

Total income (loss) from investment operations	(1.37)	0.36		0.38	0.20	0.48

Less dividends from net investment income:	(0.39)	(0.33)		(0.45)	(0.42)	(0.50)

Net asset value, end of period	$4.34	$6.10		$6.07	$6.14	$6.36

Total Return(2)	(23.78)%	6.07%		6.52%	3.22%	7.93%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.70%(4)	1.66	%(4)	1.61%	1.57%	1.51%
Net investment income	5.42%(4)	5.92	%(4)	5.24%	4.70%	4.09%
Supplemental Data:
Net assets, end of period, in thousands	$7,316	$12,396		$12,965	$15,464	$17,106
Portfolio turnover rate	65%	67%		67%	137%	282%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2008	2007		2006	2005	2004
Class I Shares @@
Selected Per Share Data:
Net asset value, beginning of period	$6.12	$6.09		$6.16	$6.38	$6.40

Income (loss) from investment operations:
Net investment income(1)	0.35	0.42		0.37	0.35	0.31
Net realized and unrealized gain (loss)	(1.67)	(0.01)		0.06	(0.09)	0.23

Total income (loss) from investment operations	(1.32)	0.41		0.43	0.26	0.54

Less dividends from net investment income:	(0.44)	(0.38)		(0.50)	(0.48)	(0.56)

Net asset value, end of period	$4.36	$6.12		$6.09	$6.16	$6.38

Total Return(2)	(23.17)%	7.12%		7.40%	4.09%	8.81%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.85%(4)	0.81	%(4)	0.76%	0.72%	0.66%
Net investment income	6.27%(4)	6.77	%(4)	6.09%	5.55%	4.94%
Supplemental Data:
Net assets, end of period, in thousands	$4,916	$9,713		$11,457	$13,506	$17,054
Portfolio turnover rate	65%	67%		67%	137%	282%

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Flexible Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Flexible Income Trust (the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Flexible Income Trust as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 26, 2008

Morgan Stanley Flexible Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time your return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting

Morgan Stanley Flexible Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Flexible Income Trust
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006- September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley Flexible Income Trust
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Flexible Income Trust
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Flexible Income Trust
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Interested Trustee:
Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Other Directorships
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Interested Trustee

James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Flexible Income Trust
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser Inc. (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer–Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel–Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Morgan Stanley Flexible Income Trust
Trustee and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869–NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2008 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Flexible Income Trust

Annual Report

October 31, 2008

DINANN
IU08-06140P-Y10/08

Item 2. Code of Ethics.
(a) The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.
(b) No information need be disclosed pursuant to this paragraph.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f)
     (1) The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.
     (2) Not applicable.
     (3) Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2

2008	Registrant			Covered Entities(1)
Audit Fees		$62,575			N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$6,418,000	(2)
Tax Fees		$5,838	(3)		$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,838			$7,299,000

Total		$68,413			$7,299,000

2007	Registrant			Covered Entities(1)
Audit Fees		$55,550			N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$5,041,000	(2)
Tax Fees		$7,856	(3)		$761,000	(4)
All Other Fees	$					$(5)
Total Non-Audit Fees		$7,856			$5,802,000

Total		$63,406			$5,802,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

3

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved

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by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

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The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB
Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated

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Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6. Schedule of Investments
(a) See Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

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FEBRUARY 28, 2008
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services

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provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

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•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors
1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.
i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

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ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.
2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

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3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no

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portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D. Changes in capital structure.
     1. We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.
     2. We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

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•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
E. Takeover Defenses and Shareholder Rights
1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the

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outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
G. Executive and Director Remuneration.
     1. We generally support the following proposals:
•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

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•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on

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shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A. Committee Procedures
The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).
The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)

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determine how to vote matters for which specific direction has not been provided in this Policy.
Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

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3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D. Proxy Voting Reporting
The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.
The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

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MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents

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require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports covering periods ending on or after December 31, 2005.

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Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A

Total			N/A	N/A

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Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Flexible Income Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008
/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2008

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